Financial risk management	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Financial risk management [Text Block]
6.	Financial risk management:

The Company’s activities expose it to a variety of financial risks that arise as a result of its exploration, development, production, and financing activities such as:

•	Credit risk
•	Liquidity risk
•	Market risk

This note presents information about the Company’s exposure to each of the above risks, the Company’s objectives, policies and processes for measuring and managing risk, and the Company’s management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.

The Board of Directors oversees managements’ establishment and execution of the Company’s risk management framework. Management has implemented and monitors compliance with risk management policies. The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to market conditions and the Company’s activities.

a)	Credit risk:

The Company is exposed to credit risk in relation to its cash, restricted cash and accounts receivable. The Company maintains cash with highly rated international banks and therefore considers these assets to have negligible credit risk. Credit risk is the potential financial loss to the Company if a customer is unable to meet its contractual obligations and arises principally from the Company's accounts receivables. The Company's accounts receivable is comprised of:

•	Overriding royalty payments
•	Customers
•	Joint venture partners

The Company’s accounts receivable are with overriding royalty owners, customers and joint arrangement partners who are in the petroleum and natural gas business and are subject to normal credit risks. Concentration of credit risk is mitigated by marketing production to purchasers under normal industry sale and payment terms. The Company routinely assesses the financial strength of its customers and joint venture partners. The Company’s maximum exposure to credit risk relates to its cash and cash equivalents and accounts receivable.

Accounts receivable:

The Company’s operations are primarily in Australia. The Company’s exposure to credit risk is influenced mainly by the individual characteristics of each counter party. The Company expects to collect the outstanding receivables in the normal course of operations. As at December 31, 2017 the Company’s accounts receivables are current and due within 90 days.

Cash and cash equivalents:

The Company limits its exposure to credit risk by only investing in liquid securities and only with highly rated counterparties. The Company’s cash is currently held by banks with AA or equivalent credit ratings or better. Given these credit ratings, management does not expect any counterparty to fail to meet its obligations.

b)	Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

Typically the Company ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters and political unrest. To achieve this objective, the Company prepares annual capital expenditure budgets, which are regularly monitored and updated as considered necessary. As at December 31, 2017, the Company’s financial liabilities being trade and other payables and shareholder loans are due within one year (refer to note 2).

c)	Market risk:

Market risk is the risk that changes in market prices, such as foreign exchange rates, commodity prices and interest rates will affect the Company’s net earnings or the value of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable limits, while maximizing returns.

Interest rate risk:

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The shareholder loans bear interest at the prescribed rate in the debenture agreements. The effect of interest rate fluctuations would not have had a significant effect on the Company’s reported net loss for the years ended December 31, 2017, 2016, and 2015.

Commodity price risk:

Commodity price risk is the risk that the fair value of financial instruments or future cash flows will fluctuate as a result of changes in commodity prices. Petroleum and natural gas prices are impacted by not only the relationship between the Australian and US dollar but also world economic events that dictate the levels of supply and demand. At this time production from the Company’s oil and gas properties are not sufficient to justify the utilisation of financial instruments including derivatives, or physical instruments including forward sales contracts. The Company will continually evaluate its exposure to commodity price risks, and if production and associated revenues increase, the Company will consider the use of derivatives and other instruments to mitigate its risk exposure.

Foreign currency risk:

Currency risk is the risk that the fair value of future cash flows will fluctuate as a result of changes in foreign exchange rates. The reporting and functional currency of the Company is US$. A material proportion of the Company’s capital expenditures and major service contracts related to the exploration and development in Australia are denominated in A$, and as such the Company holds a significant proportion of its cash in A$ in order to mitigate against foreign currency risk.

The Company’s operations are in foreign jurisdictions, therefore the Company is exposed to foreign currency exchange rate risk on some of its activities. General and administrative expenses, are denominated in currencies other than US$ including A$ and Canadian dollars (C$). The Company also settles certain capital expenditures in A$. To match the foreign currency on the trade payables related to these activities the Company may hold cash in the currency of the transaction.

The following table contains an analysis of US$ equivalent cash balances, trade receivables and trade payables denominated in each currency:

	Cash and	Trade	Trade
	Restricted Cash	Receivables	Payable
As at December 31, 2017
Denominated in US$	$10,747	$1,238	$344,045
Denominated in A$	189,913	1,628	149,019
Denominated in C$	1,556	615	329,588
	$202,216	$3,481	$822,652

d)	Capital management:

The Company's objectives when managing capital are to safeguard the Company's ability to continue as a going concern and to maintain a flexible capital structure which will allow it to pursue the development of its oil and gas properties. Therefore, the Company monitors the level of risk incurred in its oil and gas property expenditures relative to its capital structure. The Company considers its capital structure to include working capital and shareholders' equity. The Company monitors its capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the underlying assets.

The Company is dependent on external financing to fund its activities. In order to carry out the planned exploration and pay for administrative costs, the Company will raise additional amounts to meet working capital needs. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable. The Company is not subject to any capital restrictions.